Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,280.08
Total Fee Amount	14,280.08
Total Transaction Valuation	93,272,887.86
Total Offset Amount	0.00
Net Fee	$ 0.00